August 31, 2007

                         AVE MARIA CATHOLIC VALUES FUND
                              AVE MARIA GROWTH FUND
                         AVE MARIA RISING DIVIDEND FUND
                           AVE MARIA OPPORTUNITY FUND
                               AVE MARIA BOND FUND
                      (SERIES OF SCHWARTZ INVESTMENT TRUST)

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2007

Effective September 1, 2007, the following disclosure replaces the section OPERATION OF THE FUNDS -- SUB-ADVISER on page 27 of the Prospectus:

       Subject  to  the   authority  of  the  Board  of  Trustees  and  the
       supervision of the Adviser, the Adviser retains JLB & Associates, Inc. (the "Sub-Adviser"), 44670 Ann Arbor Road, Suite 190, Plymouth, Michigan 48170, to provide the Ave Maria Growth Fund with a continuous program of investing the Fund's assets and determining the composition of the Fund's portfolio. Compensation of the Sub-Adviser is paid by the Adviser (not the Ave Maria Growth Fund) at the annual rate of 0.30% of the average value of the Fund's daily net assets. The Sub-Adviser's fee will be reduced on a pro-rata basis to the extent that the Adviser waives any of its advisory fees or reimburses expenses of the Fund. The Sub-Adviser cannot recover from the Fund any such fee reductions.

       The Sub-Adviser has agreed to voluntarily waive its sub-advisory fees, during the period from September 1, 2007 through April 30, 2008, to the extent necessary to reduce such fees to the annual rate of 0.25% of the average value of the Fund's daily net assets (subject to further reduction on a pro-rata basis to the extent that the Adviser waives any of its advisory fees or reimburses expenses of the Fund).